UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 23, 2003

Commission file number 1-3295

MINERALS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1190717 (I.R.S. Employer Identification Number)
The Chrysler Building 405 Lexington Avenue New York, New York (address of principal executive office)	10174-1901 (Zip Code)

(212) 878-1800
(Registrant's telephone number including area code)

Item 5.         Other Events

        On January 23, 2003, Minerals Technologies Inc. issued a press release concerning financial performance for the fourth quarter of 2002.

Item 7.         Financial Statements, Pro Forma Financial Statements and Exhibits

(c)     Exhibits

          99     -     Press Release issued by Minerals Technologies Inc. on January 23, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINERALS TECHNOLOGIES INC.

By:	S. Garrett Gray
S. Garrett Gray
Vice President, General Counsel and Secretary

Date: January 27, 2003

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release issued by Minerals Technologies Inc. on January 23, 2003.